Exhibit 10.5

SECURED PARTY
GENERAL CONVEYANCE AND BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS that pursuant to their rights as a secured party under (a) that certain Securities Purchase Agreement dated as of November 7, 2006 (as amended, modified, supplemented and/or restated from time to time, the “Securities Purchase Agreement”) between Laurus Master Fund, Ltd. (“LMF”), Valens U.S. SPV I, LLC, as partial assignee of LMF (“Valens” together with LMF, “Grantor”), and iBroadband, Inc. (“iBroadband”), (b) that certain Master Security Agreement dated as of November 7, 2006 (as amended, modified, supplemented and/or restated from time to time, the “Master Security Agreement”) by and among iBroadband, iBroadband Networks, Inc. (“Networks”), iBroadband of Texas, Inc. (“Texas” and together with Networks, the “Debtors” and each a “Debtor”) and Grantor and (c) the Related Agreements (as defined in the Securities Purchase Agreement)(the Securities Purchase Agreement, Master Security Agreement and other Related Agreements, collectively, the “Documents”), and pursuant to and in exercise of its rights as a secured party under the Uniform Commercial Code as enacted in the State of New York (the “UCC”) and under other applicable law, for and in consideration of the assumption by Rapid Link, Incorporated (“Rapid Link”), Telenational Communications, Inc. (“Grantee”) and One Ring Networks, Inc. (“One Ring” and together with Rapid Link and Grantee, collectively, the “Obligors”), on the date hereof, pursuant to and subject to the terms of an Assumption Agreement among Grantor and Obligors, of certain of the obligations of iBroadband under the Documents in an aggregate amount of $2,518,596.39, without counterclaim, deduction, offset, recoupment or other charge or reduction (the “Purchase Price”), the receipt and sufficiency of which are hereby acknowledged, and for other good and valuable consideration, Grantor hereby grants, assigns, transfers, conveys and sets over to Grantee all of the Debtors’ rights in Collateral (as such term is defined in the Master Security Agreement)(collectively, the “Conveyed Property”).

TO HAVE AND TO HOLD the same unto Grantee, its successors and assigns.

Grantee acknowledges by its acceptance of this Secured Party General Conveyance and Bill of Sale (this “Bill of Sale”) that, except as specifically set forth herein in this Bill of Sale, Grantee is accepting from Grantor all of each Debtor’s rights in and to the Conveyed Property “AS IS” and “WHERE IS” and without any implied or expressed representation, warranty or covenant, including without limitation any warranty (a) as to the merchantability, fitness or adequacy for any purpose or use, quality, productiveness or capacity of any or all of the Conveyed Property, and/or (b) relating to title, possession, quiet enjoyment or the like in the disposition of any or all of the Conveyed Property pursuant to this Bill of Sale (the “Disposition”).

Except as specifically set forth herein, Grantor represents, warrants and covenants to Grantee that Grantee shall be vested with all of each Debtor’s rights in the Conveyed Property to the full extent permitted by UCC Section 9-617 free and clear of (a) Grantor’s security interests, (b) subordinate security interests and (c) other subordinate liens, other than liens created under the laws of the State of New York that are not to be discharged.

This grant, transfer, assignment and conveyance of the Conveyed Property is not intended to confer upon Grantee any rights or duties as a secondary obligor as set forth in UCC Section 9-618.

In the event that any representation, warranty or covenant of Grantor set forth in the immediately preceding paragraph of this Bill of Sale with respect to any part of the Conveyed Property is breached, Grantee acknowledges and agrees that its sole remedy shall be, as determined by Grantor in Grantor’s sole and absolute discretion, (a) for Grantor to pay Grantee’s actual damages not to exceed the Purchase Price, (b) for Grantor to reduce the obligations of Grantee to Grantor in such amount as is attributable to the specific part of the Conveyed Property as to which such representations, warranties or covenants were breached, or (c) for the parties to unwind the Disposition by (i) Grantor’s forgiving the full amount of the Purchase Price and (ii) Grantee’s revesting title to the Conveyed Property, in Grantor’s sole discretion, (A) in the Debtors, as applicable, subject to Grantor’s liens and security interests or (B) in Grantor.  In no event shall Grantor be liable for consequential, special and/or punitive damages.  Grantor shall be entitled to notice of any third party claim against Grantee for which Grantee may assert a claim against Grantor pursuant to this paragraph, and Grantor shall be afforded an opportunity to defend any such third party claim at Grantor’s expense.  Grantee shall cooperate in the defense of any such third party claim.  Grantor may, in its sole discretion, at any time after having elected to so defend any such third party claim, choose to discontinue such defense provided that Grantor then provides Grantee a remedy as set forth in the first sentence of this paragraph.

Grantee, by accepting this Bill of Sale, agrees to comply with all federal, state and local laws and regulations having force of law which apply to Grantee’s removal of and use of the Conveyed Property sold under this Bill of Sale, and agrees to pay, or provide for payment of, all sales, use, personal property, transfer or other taxes incident to this sale, conveyance and Disposition.

Grantee hereby indemnifies and holds Grantor harmless from and against any and all liability, loss, cost and expense incurred by Grantor arising in any manner whatsoever out of sales and/or other taxes which are required to be paid by Grantee as transferee in connection with the sale, conveyance and disposition of the assets contemplated hereby.

This Bill of Sale shall inure to the benefit of, and be enforceable by, Grantee and Grantor and their respective successors and assigns.  This Bill of Sale and any claim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Bill of Sale, directly or indirectly, shall be governed by and construed in accordance with the laws of the State of New York without regard to any choice-of-law principle that would dictate the application of the laws of another jurisdiction.

At any time and from time to time, upon written request by Grantee and at Grantee’s sole expense, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Grantee may request to obtain the full benefits of this Bill of Sale.

This Bill of Sale may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  Any signature delivered by facsimile transmission or PDF file shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, Grantor has caused this Secured Party General Conveyance and Bill of Sale to be duly executed this 11th day of July, 2008.

LAURUS MASTER FUND, LTD.

	By:	Laurus Capital Management, LLC, its investment manager

By:
Name:
Title:

VALENS U.S. SPV I, LLC

	By:	Valens Capital Management, LLC, its investment manager

By:
Name:
Title:

SIGNATURE PAGE TO SECURRED PARTY
GENERAL CONVEYANCE AND BILL OF SALE

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On July ___, 2008, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he/she is ____________________ of Laurus Capital Management, LLC, the entity described in and which executed the foregoing instrument; and that he/she was duly authorized by such entity to do so on behalf of such entity.

Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On July ___, 2008, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he/she is ____________________ of Valens Capital Management, LLC, the entity described in and which executed the foregoing instrument; and that he/she was duly authorized by such entity to do so on behalf of such entity.

Notary Public

SIGNATURE PAGE TO SECURRED PARTY
GENERAL CONVEYANCE AND BILL OF SALE

ACCEPTED AND AGREED TO:

TELENATIONAL COMMUNICATIONS, INC.

By:
Name:
Title:

STATE OF	)
	)	ss.:
COUNTY OF	)

On July ___, 2008, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he/she is ____________________ of Telenational Communications, Inc., the entity described in and which executed the foregoing instrument; and that he/she was duly authorized by such entity to do so on behalf of such entity.

Notary Public